                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                       _______________________________


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  January 22, 1998



                      GREEN TREE FINANCIAL CORPORATION
                      --------------------------------
           (Exact name of registrant as specified in its charter)

                                  01-08916
          Delaware              [333-36969]                    41-1807858
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(State or other jurisdiction       (Commission                 (IRS employer
      of incorporation)            file number)             identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                  (Address of principal executive offices)


Registrant's telephone number, including area code:   (612) 293-3400
                                                    ------------------

                               Not Applicable
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        (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                                       2
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               Exhibit No.   Description
               -----------   -----------

                    99 External Computational and Descriptive Information distributed in connection with Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                             Series 1998-1, issued by Green Tree Financial Corporation, as Seller and Servicer.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION



                              By: /s/ Joel H. Gottesman
                                  -------------------------------
                                 Joel H. Gottesman
                                 Senior Vice President, General Counsel
                                 and Secretary

                                       3
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                               INDEX TO EXHIBITS



Exhibit Number                                          Filed Electroncially
--------------                                           --------------------

     99 External Computational and Descriptive Information distributed in connection with Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998-1, issued by Green Tree Financial Corporation, as Seller and Servicer.